SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                   May 5, 2003



                              THE PITTSTON COMPANY
             (Exact Name of registrant as specified in its charter)





    Virginia                         1-9148                      54-1317776
 (State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
 of Incorporation)




 1801 Bayberry Court
 P. O. Box 18100
 Richmond, VA                                                     23226-8100
(Address of principal                                             (Zip Code)
 executive offices)



                                  (804)289-9600
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

     The Registrant announced today that, effective immediately, it has changed its name to "The Brink's Company." The Registrant's press release, dated May 5, 2003, is attached as an exhibit to this report and incorporated herein by reference.

                                    EXHIBITS

99.1  Registrant's press release dated May 5, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PITTSTON COMPANY
                                      (Registrant)



                               By /s/Austin F. Reed
                                 -------------------------
                                 Vice President, General Counsel and Secretary


Dated: May 5, 2003

                                  EXHIBIT INDEX



Exhibit           Description

99.1  Registrant's press release dated May 5, 2003.